UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02349

Morgan Stanley Income Securities Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	September 30,

Date of reporting period:	March 31, 2017

Item 1 - Report to Shareholders

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
211 Quality Circle, Suite 210
College Station, Texas 77845

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Adviser/Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

© 2017 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Income Securities
Inc.

NYSE: ICB

Semi-Annual Report

March 31, 2017

ICBSAN
1771214 EXP 5.31.18

Morgan Stanley Income Securities Inc.

Table of Contents

Welcome Shareholder	3
Fund Report	4
Portfolio of Investments	9
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	37
Portfolio Management	38
Investment Policy	39
Dividend Reinvestment Plan	46
Privacy Notice	49

Welcome Shareholder,

We are pleased to provide this semi-annual report, in which you will learn how your investment in Morgan Stanley Income Securities Inc. (the "Fund") performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

Fund Report (unaudited)

For the six months ended March 31, 2017

Market Conditions

The surprise Trump win in the United States dominated the news flow for the majority of the six-month period and impacted global rates, credit spreads, and equity markets. Financial market conditions changed rapidly as investors priced in the inflationary impact of anticipated fiscal stimulus, reduced trade, and a more aggressive pace of Federal Reserve (Fed) interest rate hikes. Pro-growth rhetoric, higher inflation expectations, and continued demand for U.S. credit created a bullish environment for U.S. credit during the period.

As the post-election rally in credit markets continued into the new year, markets were looking toward the beginning of the Trump presidency for possible clues about his economic agenda. Political events toward the end of the reporting period suggest that the market's optimism might be misplaced. In particular, the administration's failure to pass health care reform generated concern over the administration's ability to enact other reforms, particularly tax policy. While the stalled health care bill has little impact on the corporate bond market, how this failure reshapes Trump's tax policy agenda could significantly impact corporate bonds. Though we believe some form of tax reform will pass eventually, the changes are unlikely to be as extensive as hoped by some. Political risks are also significant outside the U.S., with the formal start to the U.K.'s "Brexit" negotiations and upcoming elections in France.

Economic fundamentals continued to be strong over the reporting period. PMIs (purchasing managers indexes) continue to rise globally and other "soft data" surveys continue to suggest economic optimism. Higher energy price have helped drive inflation higher. Good fundamentals and calm markets created an opportunity for the Federal Reserve (Fed) to hike rates again in March 2017, following its December 2016 and December 2015 rate hikes.

Market reaction to the March Fed hike was surprisingly benign. While markets feared that the Fed's reaction function was turning hawkish, the Fed struck a more dovish tone at the meeting. The Federal Open Market Committee's projection of the future rate path stayed relatively unchanged. Moreover, with the latest hike, the real fed funds rate is still negative, and therefore, supportive of risky assets. In other words, the Fed is still in the process of removing excess accommodation, not tightening. As a result, financial conditions eased in the aftermath; equities rose, the trade-weighted dollar declined and spreads compressed.

Over the six-month reporting period, Treasury yields rose. With higher growth globally, as well as increased expectations for economic growth and inflation, intermediate and long rates sold off over the period. Specifically, the 2-, 5-, 10- and 30-year Treasury yields ended 49, 77, 79 and 69 basis points higher, respectively.1

Credit spreads ended the period tighter. The corporate sector as a whole was 20 basis points tighter over the six-month period.2 In aggregate, BBB rated corporate

1  Source for U.S. Treasury yields: Bloomberg L.P.

2  Source for credit spread data: Bloomberg Barclays

spreads contracted 28 basis points, while single A corporate spreads were 16 basis points tighter. Financials outperformed non-financials, with financial spreads tightening 24 basis points and industrial spreads tightening 19 basis points.

Performance Analysis

The net asset value (NAV) of Morgan Stanley Income Securities Inc. (ICB) decreased from $19.73 per share on September 30, 2016, to $19.04 per share on March 31, 2017. Based on the NAV change plus reinvestment of dividends totaling approximately $0.47 per share, the Fund's total NAV return for the six month period was –0.97 percent. ICB's value on the New York Stock Exchange (NYSE) moved from $18.92 per share on September 30, 2016, to $17.88 per share on March 31, 2017. Based on this change plus reinvestment of dividends, the Fund's total market return for the six month period was –3.07 percent. ICB's NYSE market price was at a 6.1 percent discount to its NAV on March 31, 2017. Past performance is no guarantee of future results.

The monthly dividend declared in April 2017 was unchanged at $0.05 per share. The dividend reflects the current level of the Fund's net investment income.

The Fund's investment grade credit exposure was a positive contributor to the Fund's returns, as the credit markets rallied and credit spreads tightened across sectors and maturities over the six-month period. The Fund's emphasis on financial institutions, specifically the banking sector, was particularly advantageous for performance over the reporting period. However, positioning in real estate investment trusts detracted from performance within the financials sector. The Fund has an underweight allocation to industrials, attributable to deteriorating fundamentals and less favorable relative value within the industrials segment of the market. The industrials underweight contributed slightly to performance over the period, while positioning in technology detracted from performance within the industrials segment overall.

An opportunistic allocation to below investment grade (or high yield) credits also contributed to the Fund's performance. Similarly, a small allocation to convertible bonds generated positive performance for the Fund over the period, as equities performed well.

Accommodative policy and historically low global yields remain supportive of global credit, particularly U.S. credit, and we continue to believe the strong technical environment in global credit markets suggests modest tightening this year. We remain cautious; however, as we enter the second quarter of 2017 and continue to observe potential risk factors that may derail the positive momentum and technical support in credit. Despite our expectation of modest tightening in global credit in the coming quarter, we are cognizant of potential political headlines in Europe and the United States, and consider political volatility, and its many market implications, as the major risk to our view. While we continue to monitor these potential risks, we believe the robust technical environment will continue to dominate the price-action in global credit over the remainder of 2017.

Despite our favorable outlook on investment grade corporates, we remain cognizant that the business cycle is maturing. Company behavior in later-cycle environments is often tilted in favor of equity holders at the expense of bond holders. As a result, we remain reliant upon our active, value-oriented approach and bottom-up credit research process to help identify the best value opportunities, while avoiding those companies where we believe there is limited scope to earn attractive returns.

Given this outlook, we continue to position the portfolio to be overweight credit risk, particularly in the financial sector, where we believe that the fundamental story remains one of secular de-risking as banks look to shore up their balance sheets, increase liquidity and reduce their risky activities. In the industrial segment of the investment grade market, the portfolio is underweight.

The portfolio continues to hold small allocations to high yield and convertible bonds, as we believe that both fundamentals and valuations may well compensate investors for bearing risk from these instruments.

The Fund's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Directors have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 03/31/17
Corporate Bonds	97.9%
Asset-Backed Securities	1.2
Short-Term Investment	0.9
LONG-TERM CREDIT ANALYSIS as of 03/31/17
AAA	0.9%
AA	3.5
A	33.8
BBB	56.2
BB	1.7
B or Below	0.8
Not Rated	3.1

*  Does not include open long/short futures contracts with an underlying face amount of $38,682,305 with net unrealized depreciation of $4,714. Does not include open swap agreements with net unrealized depreciation of $153,316.

Subject to change daily. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the types of securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are stated as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "not rated" have been rated by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are obtained from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch Ratings ("Fitch"). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are not rated, Morgan Stanley Investment Management Inc. (the "Adviser") has deemed them to be of comparable quality. Ratings from Moody's or Fitch, when used, are converted into their equivalent S&P rating.

Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, 100 F Street, NE, Washington, DC 20549-1520.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month-end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 231-2608 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2017 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (96.3%)
	Basic Materials (3.6%)
$845	Barrick Gold Corp. (Canada)	4.10%	05/01/23	$907,253
775	Eastman Chemical Co.	3.80	03/15/25	792,886
375	Eldorado Gold Corp. (Canada) (a)	6.125	12/15/20	386,250
125	Goldcorp, Inc. (Canada)	5.45	06/09/44	132,604
1,050	International Paper Co.	3.00	02/15/27	983,706
600	LyondellBasell Industries N.V.	4.625	02/26/55	564,753
495	NOVA Chemicals Corp. (Canada) (a)	5.25	08/01/23	507,994
908	Southern Copper Corp. (Mexico)	7.50	07/27/35	1,111,520
690	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	745,269
				6,132,235
	Communications (15.7%)
625	21st Century Fox America, Inc.	6.15	02/15/41	748,815
670	21st Century Fox America, Inc.	6.40	12/15/35	815,068
900	Alibaba Group Holding Ltd. (China)	2.50	11/28/19	904,923
350	Amazon.com, Inc.	3.80	12/05/24	371,193
200	Amazon.com, Inc.	4.95	12/05/44	226,816
1,050	AT&T, Inc.	4.25	03/01/27	1,063,723
3,069	AT&T, Inc.	4.50	03/09/48	2,739,837
700	AT&T, Inc.	5.15	03/15/42	696,932
400	Baidu, Inc. (China)	2.75	06/09/19	405,230
225	CBS Corp.	4.60	01/15/45	220,399
350	CBS Corp.	4.90	08/15/44	356,213
2,150	Charter Communications Operating LLC/ Charter Communications Operating Capital	4.908	07/23/25	2,275,618
550	Charter Communications Operating LLC/ Charter Communications Operating Capital	6.484	10/23/45	635,431
376	Ctrip.com International Ltd. (China)	1.25	10/15/18	494,205
620	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	905,739
325	DISH DBS Corp.	5.875	11/15/24	342,550
550	eBay, Inc.	2.50	03/09/18	554,308
410	Empresa Nacional de Telecomunicaciones SA (Chile) (a)	4.75	08/01/26	421,222
225	Netflix, Inc. (a)	4.375	11/15/26	221,344
350	Omnicom Group, Inc.	3.60	04/15/26	350,491
131	Omnicom Group, Inc.	3.65	11/01/24	132,706
900	Ooredoo International Finance Ltd. (Qatar) (a)	3.25	02/21/23	892,183
375	Orange SA (France)	9.00	03/01/31	553,384
525	Priceline Group, Inc. (The)	0.90	09/15/21	591,609
425	Shutterfly, Inc.	0.25	05/15/18	426,594

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2017 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$300	Sprint Corp.	7.125%		06/15/24	$321,000
250	Telefonica Emisiones SAU (Spain)	4.103		03/08/27	252,275
750	Telefonica Europe BV (Spain)	8.25		09/15/30	1,021,891
2,300	Time Warner, Inc.	3.80		02/15/27	2,279,560
1,953	Verizon Communications, Inc.	4.672		03/15/55	1,751,290
1,953	Verizon Communications, Inc.	5.012		08/21/54	1,866,451
575	Viacom, Inc.	5.85		09/01/43	607,667
400	Viavi Solutions, Inc.	0.625		08/15/33	447,000
650	Vodafone Group PLC (United Kingdom)	4.375		02/19/43	596,522
254	Yahoo!, Inc.	0.00	(b)	12/01/18	264,478
					26,754,667
	Consumer Discretionary (0.8%)
1,413	Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/ Sprint Spectrum Co., III LLC (a)	3.36		09/20/21	1,413,000
	Consumer, Cyclical (6.9%)
250	American Airlines Pass-Through Trust	3.20		06/15/28	244,858
351	American Airlines Pass-Through Trust	4.00		07/15/25	362,593
614	British Airways Pass-Through Trust (United Kingdom) (a)	4.625		06/20/24	652,873
175	Darden Restaurants, Inc.	6.80	(c)	10/15/37	210,757
850	Delphi Automotive PLC (United Kingdom)	3.15		11/19/20	867,877
775	Delta Air Lines, Inc.	3.625		03/15/22	792,002
350	Dollar General Corp.	1.875		04/15/18	350,416
500	Dollar General Corp.	3.25		04/15/23	500,583
925	Ford Motor Co.	4.75		01/15/43	872,154
550	Ford Motor Credit Co., LLC	3.096		05/04/23	537,346
300	Ford Motor Credit Co., LLC	3.20		01/15/21	303,481
600	General Motors Co.	6.60		04/01/36	691,762
125	General Motors Co.	6.75		04/01/46	147,040
259	Hanesbrands, Inc. (a)	4.875		05/15/26	255,762
975	Macy's Retail Holdings, Inc.	2.875		02/15/23	910,774
425	McDonald's Corp., MTN	3.70		01/30/26	435,485
225	McDonald's Corp., MTN	4.60		05/26/45	229,596
675	RH (a)	0.00	(b)	06/15/19	609,187
475	Tesla, Inc.	0.25		03/01/19	476,781
425	Under Armour, Inc.	3.25		06/15/26	388,859
811	United Airlines Pass-Through Trust, Class A	4.30		08/15/25	845,933
225	Walgreen Co.	4.40		09/15/42	217,543
400	Walgreens Boots Alliance, Inc.	3.45		06/01/26	391,864
225	Walgreens Boots Alliance, Inc.	3.80		11/18/24	229,518

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2017 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$250	ZF North America Capital, Inc. (Germany) (a)	4.50%		04/29/22	$261,250
					11,786,294
	Consumer, Non-Cyclical (11.4%)
1,050	Abbott Laboratories	3.40		11/30/23	1,062,387
600	Abbott Laboratories	4.90		11/30/46	623,966
375	AbbVie, Inc.	4.40		11/06/42	358,747
325	AbbVie, Inc.	4.70		05/14/45	325,398
915	Actavis Funding SCS	4.75		03/15/45	922,436
924	Amgen, Inc.	4.663		06/15/51	928,497
400	Anheuser-Busch InBev Finance, Inc. (Belgium)	4.90		02/01/46	433,997
425	Baxalta, Inc.	5.25		06/23/45	465,232
415	Becton Dickinson and Co.	3.734		12/15/24	427,882
675	Boston Scientific Corp.	3.85		05/15/25	686,507
270	BRF SA (Brazil) (a)	3.95		05/22/23	254,812
500	Celgene Corp.	3.875		08/15/25	511,938
325	Cencosud SA (Chile) (a)	6.625		02/12/45	333,797
780	Experian Finance PLC (United Kingdom) (a)	2.375		06/15/17	781,112
275	Express Scripts Holding Co.	4.50		02/25/26	282,586
400	Grupo Bimbo SAB de CV (Mexico) (a)	3.875		06/27/24	402,720
475	Humana, Inc.	3.95		03/15/27	486,656
507	Illumina, Inc.	0.00	(b)	06/15/19	512,704
250	Kellogg Co.	3.25		04/01/26	244,847
425	Kraft Heinz Foods Co.	6.50		02/09/40	512,051
585	Kraft Heinz Foods Co.	6.875		01/26/39	732,046
425	Mead Johnson Nutrition Co.	3.00		11/15/20	433,585
1,075	Molson Coors Brewing Co.	2.10		07/15/21	1,050,802
550	Molson Coors Brewing Co. (a)	2.25		03/15/20	550,646
525	Mylan N.V.	3.95		06/15/26	514,863
175	Reynolds American, Inc.	5.85		08/15/45	206,281
845	Synchrony Financial	3.00		08/15/19	858,652
1,450	Teva Pharmaceutical Finance Netherlands III BV (Israel)	3.15		10/01/26	1,338,885
525	Thermo Fisher Scientific, Inc.	2.95		09/19/26	500,881
350	Transurban Finance Co., Pty Ltd. (Australia) (a)	3.375		03/22/27	339,155
415	Transurban Finance Co., Pty Ltd. (Australia) (a)	4.125		02/02/26	428,494
300	Tyson Foods, Inc.	2.65		08/15/19	303,469
325	Tyson Foods, Inc.	4.875		08/15/34	333,363
250	Whole Foods Market, Inc.	5.20		12/03/25	266,144
990	WM Wrigley Jr. Co. (a)	2.90		10/21/19	1,008,248
					19,423,786

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2017 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Diversified (0.1%)
$200	Alfa SAB de CV (Mexico) (a)	5.25%	03/25/24	$210,500
	Energy (9.6%)
175	Anadarko Petroleum Corp.	5.55	03/15/26	194,551
600	Anadarko Petroleum Corp.	6.20	03/15/40	679,714
325	Anadarko Petroleum Corp.	6.45	09/15/36	384,721
900	APT Pipelines Ltd. (Australia) (a)	4.20	03/23/25	920,823
215	BG Energy Capital PLC (United Kingdom) (a)	5.125	10/15/41	236,098
675	Buckeye Partners LP	4.15	07/01/23	690,696
400	Cimarex Energy Co.	5.875	05/01/22	412,318
212	DCP Midstream Operating LP (a)	5.35	03/15/20	220,480
625	Enable Midstream Partners LP	3.90	05/15/24	610,888
375	Endeavor Energy Resources LP/EER Finance, Inc. (a)	7.00	08/15/21	393,750
569	Energy Transfer Partners LP	6.125	12/15/45	610,878
775	Energy Transfer Partners LP	6.50	02/01/42	839,288
875	Enterprise Products Operating LLC	5.95	02/01/41	1,003,629
205	Hess Corp.	6.00	01/15/40	211,372
175	Hilcorp Energy I LP/Hilcorp Finance Co. (a)	5.00	12/01/24	164,938
875	Kinder Morgan Energy Partners LP	5.00	03/01/43	833,487
1,025	Kinder Morgan, Inc.	3.05	12/01/19	1,042,902
200	Kinder Morgan, Inc.	5.55	06/01/45	205,077
475	Kinder Morgan, Inc. (a)	5.625	11/15/23	522,020
400	MPLX LP	4.00	02/15/25	397,063
100	MPLX LP	4.875	06/01/25	104,920
300	MPLX LP	5.20	03/01/47	303,017
525	Noble Energy, Inc.	5.05	11/15/44	538,852
275	Phillips 66	5.875	05/01/42	315,828
125	Phillips 66 Partners LP	4.68	02/15/45	115,957
365	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	404,746
850	Sabine Pass Liquefaction LLC (a)	4.20	03/15/28	841,466
600	Spectra Energy Capital LLC	7.50	09/15/38	719,766
750	Tesoro Corp. (a)	4.75	12/15/23	777,818
350	Williams Partners LP	6.30	04/15/40	393,494
600	Williams Partners LP/ACMP Finance Corp.	4.875	05/15/23	619,605
700	Woodside Finance Ltd. (Australia) (a)	3.70	09/15/26	685,172
				16,395,334

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2017 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Finance (34.3%)
$700	ABN Amro Bank N.V. (Netherlands) (a)	4.75%		07/28/25	$722,333
375	AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands)	3.50		05/26/22	378,294
495	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands)	3.75		05/15/19	508,525
375	Air Lease Corp.	3.375		06/01/21	382,643
375	Alexandria Real Estate Equities, Inc.	3.95		01/15/27	375,625
400	Ally Financial, Inc.	4.25		04/15/21	409,000
550	American Campus Communities Operating Partnership LP	3.75		04/15/23	563,066
450	American International Group, Inc.	4.50		07/16/44	431,075
400	American International Group, Inc.	4.875		06/01/22	433,459
465	American Tower Corp.	3.50		01/31/23	468,362
525	AvalonBay Communities, Inc., Series G	2.95		05/11/26	503,937
1,925	Bank of America Corp., MTN	4.00		04/01/24	1,998,874
935	Bank of America Corp., MTN	4.00		01/22/25	935,568
700	Bank of America Corp., MTN	4.20		08/26/24	713,949
1,775	Bank of America Corp., Series G	3.50		04/19/26	1,753,744
775	BBVA Bancomer SA (Mexico) (a)	6.50		03/10/21	852,500
650	BNP Paribas SA (France) (a)	3.80		01/10/24	647,406
550	Boston Properties LP	3.65		02/01/26	548,877
185	Boston Properties LP	3.80		02/01/24	189,758
825	BPCE SA (France) (a)	5.15		07/21/24	848,603
675	Brixmor Operating Partnership LP	4.125		06/15/26	680,518
280	Brookfield Asset Management, Inc. (Canada)	5.80		04/25/17	280,645
300	Brookfield Finance LLC (Canada)	4.00		04/01/24	302,225
600	Brookfield Finance, Inc. (Canada)	4.25		06/02/26	604,031
1,750	Capital One Bank USA NA	3.375		02/15/23	1,748,759
375	Capital One Financial Corp.	2.45		04/24/19	377,340
2,950	Citigroup, Inc.	3.887	(c)	01/10/28	2,969,134
800	Citigroup, Inc.	4.45		09/29/27	811,322
220	Citigroup, Inc.	6.675		09/13/43	281,077
475	Citizens Bank NA, MTN	2.55		05/13/21	472,761
385	CNA Financial Corp.	7.35		11/15/19	434,766
400	Colony NorthStar, Inc.	5.00		04/15/23	402,750
750	Cooperatieve Rabobank UA (Netherlands)	3.95		11/09/22	770,636
625	Credit Agricole SA (France) (a)	3.875		04/15/24	645,806
1,275	Credit Suisse Group AG (Switzerland) (a)	3.574		01/09/23	1,274,629
650	Credit Suisse Group Funding Guernsey Ltd. (Switzerland)	4.55		04/17/26	673,052
500	Crown Castle International Corp.	3.40		02/15/21	509,053

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2017 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$475	Crown Castle International Corp.	4.45%		02/15/26	$495,020
250	CubeSmart LP	3.125		09/01/26	235,296
320	Discover Bank	7.00		04/15/20	357,201
420	Discover Financial Services	3.85		11/21/22	428,817
375	Discover Financial Services	3.95		11/06/24	376,167
138	ERP Operating LP	4.625		12/15/21	148,919
500	Express Scripts Holding Co.	3.50		06/15/24	493,242
450	Extra Space Storage LP (a)	3.125		10/01/35	466,875
375	Federal Realty Investment Trust	3.625		08/01/46	329,372
300	First Republic Bank	2.375		06/17/19	299,761
1,375	Five Corners Funding Trust (a)	4.419		11/15/23	1,463,880
550	General Motors Financial Co., Inc.	4.375		09/25/21	578,950
1,495	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	1,850,291
350	Goldman Sachs Group, Inc. (The), MTN	4.80		07/08/44	371,015
1,100	Goodman Funding Pty Ltd. (Australia) (a)	6.375		04/15/21	1,236,699
375	Guardian Life Insurance Co. of America (The) (a)	4.85		01/24/77	366,850
795	HBOS PLC, Series G (United Kingdom) (a)	6.75		05/21/18	832,766
400	Healthcare Trust of America Holdings LP	3.70		04/15/23	401,559
575	HSBC Holdings PLC (United Kingdom)	4.041	(c)	03/13/28	581,932
440	HSBC Holdings PLC (United Kingdom)	4.25		03/14/24	447,121
350	ING Bank N.V. (Netherlands) (a)	5.80		09/25/23	389,937
200	ING Groep N.V. (Netherlands)	6.00	(c)	04/16/20(d)	199,760
425	Intesa Sanpaolo SpA (Italy)	3.875		01/16/18	430,816
450	Intesa Sanpaolo SpA (Italy) (a)	5.71		01/15/26	436,833
1,650	JPMorgan Chase & Co.	4.125		12/15/26	1,684,539
825	LeasePlan Corp. N.V. (Netherlands) (a)	2.875		01/22/19	828,878
325	Liberty Mutual Group, Inc. (a)	4.85		08/01/44	330,794
425	Lincoln National Corp.	7.00		06/15/40	550,796
500	Lloyds Banking Group PLC (United Kingdom)	3.10		07/06/21	504,607
365	Macquarie Bank Ltd. (Australia) (a)	6.625		04/07/21	411,771
200	Massachusetts Mutual Life Insurance Co. (a)	4.50		04/15/65	194,531
150	MetLife, Inc. (See Note G)	5.70		06/15/35	180,333
400	Nationwide Building Society (United Kingdom) (a)	3.90		07/21/25	415,514
750	Nationwide Building Society (United Kingdom) (a)	6.25		02/25/20	829,780
500	PNC Financial Services Group, Inc. (The)	3.90		04/29/24	519,428
850	Protective Life Corp.	7.375		10/15/19	955,759
790	Prudential Financial, Inc.	5.625	(c)	06/15/43	847,473
285	Prudential Financial, Inc., MTN	6.625		12/01/37	370,323
550	Realty Income Corp.	3.25		10/15/22	555,981
250	Realty Income Corp.	4.65		08/01/23	269,716

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2017 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$875	Royal Bank of Scotland Group PLC (United Kingdom)	3.875%		09/12/23	$863,581
750	Santander UK Group Holdings PLC (United Kingdom)	3.571		01/10/23	750,953
850	Santander UK PLC (United Kingdom) (a)	5.00		11/07/23	888,556
400	Spirit Realty Capital, Inc.	3.75		05/15/21	410,752
975	Standard Chartered PLC (United Kingdom) (a)	2.10		08/19/19	967,544
1,125	Swedbank AB (Sweden) (a)	2.80		03/14/22	1,127,587
450	TD Ameritrade Holding Corp.	3.625		04/01/25	461,894
750	Toronto-Dominion Bank (The) (Canada)	3.625	(c)	09/15/31	735,664
850	UBS Group Funding Switzerland AG (Switzerland) (a)	3.491		05/23/23	856,485
475	WEA Finance LLC/Westfield UK & Europe Finance PLC (a)	3.25		10/05/20	484,530
525	Weingarten Realty Investors	3.375		10/15/22	530,035
525	Wells Fargo & Co.	3.00		10/23/26	503,281
425	Wells Fargo & Co.	3.069		01/24/23	427,870
					58,582,136
	Industrials (5.0%)
750	Brambles USA, Inc. (Australia) (a)	4.125		10/23/25	769,873
385	Burlington Northern Santa Fe LLC	4.55		09/01/44	406,978
460	CRH America, Inc. (Ireland)	8.125		07/15/18	496,269
1,100	CSX Corp.	2.60		11/01/26	1,032,665
265	Embraer Netherlands Finance BV (Brazil)	5.40		02/01/27	273,673
500	FedEx Corp.	3.20		02/01/25	501,198
400	Harris Corp.	4.854		04/27/35	428,576
810	Heathrow Funding Ltd. (United Kingdom) (a)	4.875		07/15/21	868,369
300	Johnson Controls International PLC	3.90		02/14/26	312,003
625	Koninklijke Philips N.V. (Netherlands)	3.75		03/15/22	650,453
1,575	Lockheed Martin Corp.	3.55		01/15/26	1,603,674
340	MasTec, Inc.	4.875		03/15/23	337,450
275	Ryder System, Inc., MTN	2.65		03/02/20	277,077
500	Thermo Fisher Scientific, Inc.	4.15		02/01/24	525,486
					8,483,744
	Technology (1.5%)
400	Akamai Technologies, Inc.	0.00	(b)	02/15/19	396,502
500	Citrix Systems, Inc.	0.50		04/15/19	628,750
675	Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a)	8.10		07/15/36	849,951
425	Hewlett Packard Enterprise Co.	4.90		10/15/25	442,212
313	Nuance Communications, Inc.	2.75		11/01/31	315,543
					2,632,958

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2017 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Utilities (7.4%)
$325	Appalachian Power Co.	3.40%		06/01/25	$329,143
325	Appalachian Power Co.	7.00		04/01/38	438,353
300	Black Hills Corp.	3.15		01/15/27	286,357
295	CMS Energy Corp.	5.05		03/15/22	323,275
170	CMS Energy Corp.	6.25		02/01/20	187,611
450	Duke Energy Corp.	2.65		09/01/26	420,132
370	EDP Finance BV (Portugal) (a)	5.25		01/14/21	396,166
350	Enel Finance International N.V. (Italy) (a)	6.00		10/07/39	400,197
210	Enel SpA (Italy) (a)	8.75	(c)	09/24/73	242,025
325	Entergy Arkansas, Inc.	3.50		04/01/26	333,106
300	Entergy Gulf States Louisiana LLC	6.00		05/01/18	313,544
2,400	Exelon Generation Co., LLC	4.00		10/01/20	2,495,808
377	Fermaca Enterprises S de RL de CV (Mexico) (a)	6.375		03/30/38	388,110
475	Fortis, Inc. (Canada) (a)	2.10		10/04/21	460,735
250	GNL Quintero SA (Chile) (a)	4.634		07/31/29	256,250
150	Monongahela Power Co. (a)	5.40		12/15/43	177,169
350	Oncor Electric Delivery Co., LLC	2.95		04/01/25	347,306
350	Origin Energy Finance Ltd. (Australia) (a)	3.50		10/09/18	354,836
540	Puget Energy, Inc.	6.50		12/15/20	605,274
900	Sempra Energy	3.55		06/15/24	912,821
650	Southern Power Co., Series 15B	2.375		06/01/20	650,434
23	Toledo Edison Co. (The)	7.25		05/01/20	25,081
850	Trans-Allegheny Interstate Line Co. (a)	3.85		06/01/25	872,137
773	TransAlta Corp. (Canada)	4.50		11/15/22	777,831
350	WEC Energy Group, Inc.	3.55		06/15/25	357,145
300	Xcel Energy, Inc.	3.30		06/01/25	300,962
					12,651,808
	Total Corporate Bonds (Cost $160,950,890)				164,466,462
	Asset-Backed Securities (1.2%)
	CVS Pass-Through Trust
1,032		6.036		12/10/28	1,161,719
678	(a)	8.353		07/10/31	873,857
	Total Asset-Backed Securities (Cost $1,720,191)				2,035,576

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2017 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Short-Term Investment (0.9%)
	U.S. Treasury Security
$1,505	U.S. Treasury Bill (e)(f) (Cost $1,501,938)	0.637%	07/27/17	$1,501,279
	Total Investments (Cost $164,173,019) (g)(h)		98.4%	168,003,317
	Other Assets in Excess of Liabilities		1.6	2,700,633
	Net Assets		100.0%	$170,703,950

  MTN  Medium Term Note.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Capital appreciation bond.

  (c)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on March 31, 2017.

  (d)  Perpetual - One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of March 31, 2017.

  (e)  Rate shown is the yield to maturity at March 31, 2017.

  (f)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

  (g)  Securities are available for collateral in connection with open futures contracts and swap agreements.

  (h)  At March 31, 2017, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $5,639,793 and the aggregate gross unrealized depreciation is $1,809,495 resulting in net unrealized appreciation of $3,830,298.

Futures Contracts Open at March 31, 2017:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
56	Long	U.S. Treasury 2 yr. Note, Jun-17	$12,121,375	$1,234
85	Long	U.S. Treasury 5 yr. Note, Jun-17	10,006,758	20,227
21	Long	U.S. Treasury 30 yr. Bond, Jun-17	3,167,719	2,470
10	Long	U.S. Treasury Ultra Bond, Jun-17	1,606,250	1,211
21	Short	U.S. Treasury 10 yr. Ultra Long Bond, Jun-17	(2,811,703)	(4,496)
72	Short	U.S. Treasury 10 yr. Note, Jun-17	(8,968,500)	(25,360)
		Net Unrealized Depreciation		$(4,714)

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  March 31, 2017 (unaudited) continued

Credit Default Swap Agreements Open at March 31, 2017:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000)	INTEREST RATE	TERMINATION DATE	UNREALIZED DEPRECIATION	UPFRONT PAYMENTS PAID (RECEIVED)	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	$795	1.00%	3/20/19	$(29,148)	$15,258	$(13,890)	BBB+
Morgan Stanley & Co., LLC* CDX.NA.HY.27	Buy	1,361	5.00	12/20/21	(52,617)	(56,711)	(109,328)	NR
Total Credit Default Swaps		$2,156			$(81,765)	$(41,453)	$(123,218)

Interest Rate Swap Agreements Open at March 31, 2017:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley & Co., LLC*	$4,250	3 Month LIBOR	Receive	1.86%	12/08/21	$11,649
Morgan Stanley & Co., LLC*	2,300	3 Month LIBOR	Receive	2.28	12/08/26	8,665
Morgan Stanley & Co., LLC*	6,674	3 Month LIBOR	Receive	2.48	12/21/26	(91,865)
		Net Unrealized Depreciation				$(71,551)

  NR  Not rated.

  LIBOR  London Interbank Offered Rate.

  †  Credit rating as issued by Standard & Poor's.

  *  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements

Statement of Assets and Liabilities March 31, 2017 (unaudited)

Assets:
Investments in securities, at value (cost $164,173,019)	$168,003,317
Cash (including foreign currency valued at $1 with a cost of $1)	598,492
Receivable for:
Investments sold	2,221,269
Interest	1,705,685
Premium paid on open swap agreements	15,258
Variation margin on open futures contracts	4,820
Foreign withholding taxes reclaimed	674
Prepaid expenses and other assets	264,365
Total Assets	172,813,880
Liabilities:
Unrealized depreciation on open swap agreements	29,148
Payable for:
Investments purchased	1,836,511
Advisory fee	60,721
Directors' fees	48,702
Variation margin on open swap agreements	21,524
Administration fee	11,566
Transfer and sub transfer agent fees	3,960
Accrued expenses and other payables	97,798
Total Liabilities	2,109,930
Net Assets	$170,703,950
Composition of Net Assets:
Paid-in-capital	$169,482,291
Net unrealized appreciation	3,672,268
Dividends in excess of net investment income	(352,059)
Accumulated net realized loss	(2,098,550)
Net Assets	$170,703,950
Net Asset Value Per Share
8,963,335 shares outstanding (15,000,000 shares authorized of $0.01 par value)	$19.04

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements continued

Statement of Operations For the six months ended March 31, 2017 (unaudited)

Net Investment Income:
Interest Income (net of $115 foreign withholding tax)	$3,491,667
Expenses
Advisory fee (Note 4)	359,122
Administration fee (Note 4)	68,404
Professional fees	50,620
Shareholder reports and notices	21,733
Transfer and sub transfer agent fees	11,336
Custodian fees	9,554
Directors' fees and expenses	186
Other	87,856
Total Expenses	608,811
Net Investment Income	2,882,856
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	635,340
Futures contracts	833,058
Swap agreements	(17,748)
Foreign currency forward exchange contracts	(182)
Net Realized Gain	1,450,468
Change in Unrealized Appreciation (Depreciation) on:
Investments	(6,285,393)
Futures contracts	(10,292)
Swap agreements	(95,660)
Foreign currency forward exchange contracts	182
Net Change in Unrealized Appreciation (Depreciation)	(6,391,163)
Net Loss	(4,940,695)
Net Decrease	$(2,057,839)

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED MARCH 31, 2017	FOR THE YEAR ENDED SEPTEMBER 30, 2016
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment income	$2,882,856	$6,323,876
Net realized gain (loss)	1,450,468	(3,344,078)
Net change in unrealized appreciation (depreciation)	(6,391,163)	12,770,401
Net Increase (Decrease)	(2,057,839)	15,750,199
Dividends and Distributions to Shareholders from:
Net investment income	(4,089,002)	(6,064,295)
Net realized gain	—	(4,071,012)
Total Dividends and Distributions	(4,089,002)	(10,135,307)
Net Increase (Decrease)	(6,146,841)	5,614,892
Net Assets:
Beginning of period	176,850,791	171,235,899
End of Period (Including dividends in excess of net investment income of $(352,059) and accumulated undistributed net investment income of $854,087, respectively)	$170,703,950	$176,850,791

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2017 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Income Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, closed-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's primary investment objective is to provide as high a level of current income for distribution to shareholders as is consistent with prudent investment risk and, as a secondary objective, capital appreciation. The Fund was organized as a Maryland corporation on December 21, 1972 and commenced operations on April 6, 1973.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets; (3) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors; and (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange ("NYSE").

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2017 (unaudited) continued

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. When the Fund buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Fund accrues the commitment fee over the expected term of the loan. When the Fund sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  March 31, 2017 (unaudited) continued

D. Senior Loans — Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

E. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

— investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

— investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of

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Notes to Financial Statements  ■  March 31, 2017 (unaudited) continued

governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

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Notes to Financial Statements  ■  March 31, 2017 (unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2017.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Fixed Income Securities
Corporate Bonds	$—	$164,466,462	$—	$164,466,462
Asset-Backed Securities	—	2,035,576	—	2,035,576
Total Fixed Income Securities	—	166,502,038	—	166,502,038
Short-Term Investment
U.S. Treasury Security	—	1,501,279	—	1,501,279
Futures Contracts	25,142	—	—	25,142
Interest Rate Swap Agreements	—	20,314	—	20,314
Total Assets	25,142	168,023,631	—	168,048,773
Liabilities:
Futures Contracts	(29,856)	—	—	(29,856)
Credit Default Swap Agreements	—	(81,765)	—	(81,765)
Interest Rate Swap Agreement	—	(91,865)	—	(91,865)
Total Liabilities	(29,856)	(173,630)	—	(203,486)
Total	$(4,714)	$167,850,001	$—	$167,845,287

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of March 31, 2017, the Fund did not have any investments transfer between investment levels.

3. Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset

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Notes to Financial Statements  ■  March 31, 2017 (unaudited) continued

and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts — In connection with its investments in foreign securities, the Fund entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of

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Notes to Financial Statements  ■  March 31, 2017 (unaudited) continued

currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

As of March 31, 2017, the Fund did not have any outstanding foreign currency forward exchange contracts.

Futures — A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps — The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These

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Notes to Financial Statements  ■  March 31, 2017 (unaudited) continued

OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk

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Notes to Financial Statements  ■  March 31, 2017 (unaudited) continued

of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of March 31, 2017.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$25,142	(a)	Variation margin on open futures contracts	$(29,856	)(a)
Credit Risk	Unrealized appreciation on open swap agreement	—		Unrealized depreciation on open swap agreement	(29,148)
	Variation margin on open swap agreement	—		Variation margin on open swap agreement	(52,617	)(a)
Interest Rate Risk	Variation margin on open swap agreements	20,314	(a)	Variation margin on open swap agreement	(91,865	)(a)
		$45,456			$(203,486)

(a)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

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Notes to Financial Statements  ■  March 31, 2017 (unaudited) continued

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended March 31, 2017 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS	SWAP AGREEMENTS
Interest Rate Risk	$833,508	$—	$31,295
Credit Risk		—	(49,043)
Currency Risk	—	(182)	—
Total	$833,508	$(182)	$(17,748)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS	SWAP AGREEMENTS
Interest Rate Risk	$(10,292)	$—	$(71,551)
Credit Risk	—	—	(24,109)
Currency Risk	—	182	—
Total	$(10,292)	$182	$(95,660)

At March 31, 2017, the Fund's derivative assets and liabilities are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES

DERIVATIVES (b)	ASSETS (c)	LIABILITIES (c)
Swap Agreement	$—	$(29,148)

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties,

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Notes to Financial Statements  ■  March 31, 2017 (unaudited) continued

including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of March 31, 2017.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS LIABILITIES DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
Barclays Bank PLC	$29,148	$—	$—	$29,148

For the six months ended March 31, 2017, the average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$48,323,633
Swap Agreements:
Average monthly notional amount	$10,981,607

4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the Fund: 0.42% to the portion of the average weekly net assets not exceeding $500 million and 0.35% to the portion of the average weekly net assets exceeding $500 million. For the six months ended March 31, 2017, the advisory fee rate was equivalent to an annual effective rate of 0.42% of the Fund's average weekly net assets.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets.

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Notes to Financial Statements  ■  March 31, 2017 (unaudited) continued

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended March 31, 2017, aggregated $39,522,760 and $38,850,161, respectively. Included in the aforementioned are sales of U.S. Government securities of $1,898,405 and there were no purchases of U.S. Government securities.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. At March 31, 2017, the Fund had an accrued pension liability of $48,702, which is reflected as "Directors' fees" in the Statement of Assets and Liabilities.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended March 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value ("NAV") of the Fund.

6. Capital Stock

As permitted by the Fund's offering prospectus, on December 12, 1995, the Fund commenced a share repurchase program for the purposes of enhancing shareholder value and reducing the discount at

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Notes to Financial Statements  ■  March 31, 2017 (unaudited) continued

which the Fund's shares trade from their net asset value. During the six months ended March 31, 2017, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 3,237,183 of its shares at an average discount of 8.86% from net asset value per share. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors. You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

7. Custodian Fees

State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

8. Dividends

The Fund declared the following dividends from net investment income subsequent to March 31, 2017:

DECLARATION DATE	AMOUNT PER SHARE	RECORD DATE	PAYABLE DATE
April 11, 2017	$0.050	April 21, 2017	April 28, 2017
May 9, 2017	$0.050	May 19, 2017	May 26, 2017

9. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

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Notes to Financial Statements  ■  March 31, 2017 (unaudited) continued

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 DISTRIBUTIONS PAID FROM:		2015 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
$6,204,590	$3,930,717	$5,369,341	$327,081

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments, nondeductible expenses and tax adjustments on debt securities sold by the Fund, resulted in the following reclassifications among the Fund's components of net assets at September 30, 2016:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$(13,855)	$187,693	$(173,838)

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Notes to Financial Statements  ■  March 31, 2017 (unaudited) continued

At September 30, 2016, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$862,187	$—

At September 30, 2016, the Fund had available for federal income tax purposes unused short-term capital losses of $1,181,867 and long-term capital losses of $2,056,669 that do not have an expiration date. To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

10. Other

At March 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 24.6%.

11. Accounting Pronouncement

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

Morgan Stanley Income Securities Inc.

Financial Highlights

Select ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE SIX		FOR THE YEAR ENDED SEPTEMBER 30,
	MONTHS ENDED
	MARCH 31, 2017		2016(1)		2015	2014	2013	2012
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$19.73		$19.10		$19.92	$18.94	$19.55	$17.95
Income (loss) from investment operations:
Net investment income(2)	0.32		0.71		0.67	0.64	0.75	0.78
Net realized and unrealized gain (loss)	(0.55)		1.05		(0.86)	1.04	(0.68)	1.65
Total income (loss) from investment operations	(0.23)		1.76		(0.19)	1.68	0.07	2.43
Less dividends and distributions from:
Net investment income	(0.46)		(0.68)		(0.58)	(0.70)	(0.69)	(0.83)
Net realized gain	—		(0.45)		(0.05)	—	—	—
Total dividends and distributions	(0.46)		(1.13)		(0.63)	(0.70)	(0.69)	(0.83)
Anti-dilutive effect of share repurchase program	—		—		—	0.00 (3)	0.01	—
Net asset value, end of period	$19.04		$19.73		$19.10	$19.92	$18.94	$19.55
Market value, end of period	$17.88		$18.92		$17.38	$17.85	$16.63	$19.14
Total Investment Return:(4)
Market Value	(3.07	)%(6)	16.04%		0.89%	11.76%	(9.68)%	16.53%
Ratios to Average Net Assets:
Total expenses	0.71	%(7)	0.73	%(5)	0.72%	0.67%	0.66%	0.63%
Net investment income	3.36	%(7)	3.71	%(5)	3.39%	3.26%	3.86%	4.16%
Supplemental Data:
Net assets, end of period, in thousands	$170,704		$176,851		$171,236	$178,550	$170,041	$176,500
Portfolio turnover rate	24	%(6)	38%		44%	43%	57%	61%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Amount is less than $0.005.

(4)  Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.

(5)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
September 30, 2016	0.76%	3.68%

(6)  Not annualized.

(7)  Annualized.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio Management (unaudited)

The Portfolio is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Mikhael Breiterman-Loader, Vice President of the Adviser, Joseph Mehlman, Executive Director of the Adviser and Christian G. Roth, Managing Director of the Adviser.

Mr. Breiterman-Loader has been associated with the Adviser in an investment management capacity since 2009 and began managing the Fund in May 2015. Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in November 2008. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in February 2009.

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited)

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the Securities and Exchange Commission ("SEC") relating to a mutual fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at

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any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency or futures contract on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter ("OTC"), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund enters into credit default, interest rate and other forms of swap agreements to manage exposure to credit and interest rate risks. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps". The Fund may be either the buyer or the seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event of the issuer of the referenced debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no

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benefit from the contract. When the Fund is the seller of a credit default swap contract, typically it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Mortgage Securities

Mortgage securities derive their value from the value of underlying mortgages. Mortgage securities are subject to the risks of price movements in response to changing interest rates and the level of

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prepayments made by borrowers of the underlying mortgages. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

Collateralized Mortgage Obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways including "interest only ("IO")" classes and "inverse IO" classes. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMOs. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.

Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Fund could sustain a loss.

Commercial Mortgage-Backed Securities ("CMBS") are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multi-family properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their

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remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Stripped Mortgage-Backed Securities ("SMBSs") are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBSs and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Defensive Investing

The Fund may take temporary "defensive" positions in attempting to respond to adverse market, economic, political or other conditions. When the Fund is in a defensive position, the Fund may invest any amount of its assets in cash, cash equivalents or other fixed-income securities in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service

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providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could

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Investment Policy (unaudited) continued

severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets back into the United States, or otherwise adversely affect the Fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed, although shares may be priced on such days if the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Fund reserves the right to price its shares at or prior to the SIFMA recommended closing time. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley Income Securities Inc.

Dividend Reinvestment Plan (unaudited)

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of the Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time.

Plan benefits

•  Add to your account
You may increase your shares in the Fund easily and automatically with the Plan.

•  Low transaction costs
Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

•  Convenience
You will receive a detailed account statement from Computershare Trust Company, N.A., (the Agent) which administers the Plan. The statement shows your total Distributions, dates of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at morganstanley.com/im/cef.

•  Safekeeping
The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in "street name" — in the name of your brokerage firm, bank, or other financial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

If you choose to participate in the Plan, whenever the Fund declares a distribution, it will be invested in additional shares of the Fund that are purchased in the open market.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting morganstanley.com/im/cef, calling toll-free (800) 231-2608 or notifying us in writing at Morgan Stanley Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842. Please include the Fund name and account number and ensure that all shareholders listed on the account sign the written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the "record date," which is generally one week before the

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Dividend Reinvestment Plan (unaudited) continued

dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

Costs of the Plan

There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan's fees are paid by the Fund. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications

The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or capital gains distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

Morgan Stanley does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws, Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for Information concerning their individual situation.

How to withdraw from the Plan

To withdraw from the Plan, please visit morganstanley.com/im/cef or call (800) 231-2608 or notify us in writing at the address below.

Morgan Stanley Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.  If you opt to continue to hold your non-certificated shares, whole shares will be held by the Agent and fractional shares will be sold.

2.  If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions.

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Dividend Reinvestment Plan (unaudited) continued

3.  You may sell your shares through your financial advisor through the Direct Registration System ("DRS"). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

The Fund and Computershare Trust Company, N.A. at any time may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 800-231-2608 or visit morganstanley.com/im/cef.

Morgan Stanley Income Securities Inc.

Privacy Notice (unaudited)

Morgan Stanley Investment Management Inc.
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1. What Personal Information Do We Collect About You?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

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•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose To Other Morgan Stanley Companies. We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose To Non-Affiliated Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security And Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

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Privacy Notice (unaudited) continued

4. How Can You Limit The Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5. How Can You Limit The Use Of Certain Types Of Personal Information By Other Morgan Stanley Companies For Marketing?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. How Can You Send Us An Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:
Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information

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(Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. What If An Affiliated Company Becomes A Non-Affiliated Third Party?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

Morgan Stanley Income Securities Inc.

Privacy Notice (unaudited) continued

Special Notice to Residents of Vermont
The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

Special Notice to Residents of California
The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

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Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
October 2016			N/A	N/A
November 2016			N/A	N/A
December 2016			N/A	N/A
January 2017			N/A	N/A
Feburary 2017			N/A	N/A
March 2017			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Income Securities Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
May 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
May 18, 2017

/s/ Francis Smith
Francis Smith
Principal Financial Officer
May 18, 2017